Exhibit 10.2

                         PLEDGE AND SECURITY AGREEMENT
                             (Membership Interest)

         This PLEDGE AND SECURITY AGREEMENT, made this ___ day of June, 1999 between CFP HOLDINGS, INC., a Delaware corporation, ("Pledgor") and FLEET CAPITAL CORPORATION ("Lender").


                                   BACKGROUND

         Pledgor, Custom Food Products, Inc., QFAC, LLC (as successor by merger to QF Acquisition Corp.) (each a "Borrower" and collectively, "Borrowers") and Lender are parties to a Loan and Security Agreement dated as of May 5, 1998 (as amended, modified and supplemented from time to time, the "Loan Agreement") pursuant to which Lender provides certain financial accommodations to Borrowers. In order to induce Lender to enter into the Loan Agreement, Pledgor previously agreed to pledge and grant to Lender a security interest in the shares of stock of QF Acquisition Corp. owned by Pledgor.

         Pledgor as sole stockholder of QF Acquisition Corp. has formed QFAC, LLC ("LLC") pursuant to a Certificate of Formation dated as of April 15, 1999 and has merged QF Acquisition Corp. into LLC pursuant to an Agreement of Merger dated as of June __, 1999. Pledgor has entered into that certain Operating Agreement of LLC ("Operating Agreement") dated as of June __, 1999.

         In order to induce Lender to enter into the Loan Agreement, Pledgor has agreed to pledge and grant to Lender a security interest in the Collateral (as hereafter defined) of Pledgor on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

         2. Pledge and Grant of Security Interest.

                  To secure the full and punctual payment and performance of the
(a) Obligations (except PMSI Loans which are secured by the Equipment financed thereby) and (b) all other indebtedness, obligations and liabilities of Pledgor or any Borrower to Lender, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise ((a) and (b) collectively, the "Indebtedness"), Pledgor hereby assigns, transfers, pledges, hypothecates and grants to Lender a security interest in the assets of Pledgor described on Schedule A annexed hereto and all distributions, interest, dividends, options, warrants, increases, profits and income received therefrom, in all substitutions therefor and in all proceeds thereof in any form (collectively, the "Collateral").

                  All certificates, if any, representing or evidencing the Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Pledgor hereby authorizes LLC upon demand by Lender to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to Lender, in each case to be held by Lender, subject to the terms hereof. Lender shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Collateral. In addition, Lender shall have the right at any time to exchange certificates or instruments, if any, representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

         3. Representations and Warranties of Pledgors.

                  (a) Pledgor represents and warrants to Lender (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full and the Loan Agreement has been irrevocably terminated) that:

                           (i)  The  execution,   delivery  and  performance  by
Pledgor of this Agreement and the pledge of the Collateral hereunder does not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

                           (ii) This Agreement constitutes the legal, valid, and
binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.

                           (iii)  No  consent  or   approval   of  any   person,
corporation, limited liability company, governmental body, regulatory authority or other entity is necessary for the execution, delivery and performance of this Agreement by Pledgor or the exercise by Lender of any rights provided for in this Agreement with respect to the Collateral or for the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder.

                           (iv) Pledgor is not a party to any pending or, to the
best of Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which, if adversely determined, could materially adversely affect the Collateral.

                           (v) The Operating  Agreement  contains no restriction
with respect to the pledge of collateral being made pursuant to this Agreement.

                           (vi)  Pledgor owns each item of the  Collateral  and,
except for the pledge and security interest granted hereunder to Lender, the Collateral of Pledgor is subject to no prior Lien or to any agreement purporting to grant to any Person a Lien upon the Collateral.

                           (vii) The pledge and assignment of the Collateral and
the grant of a security interest under this Agreement vest in Lender all rights of Pledgor in the Collateral as contemplated by this Agreement.

                  (b) Pledgor hereby represents and warrants to Lender (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full and the Loan Agreement has been irrevocably terminated), in addition to the representations and warranties set forth in Section 3.(a) above that:

                           (i) Pledgor has the requisite  power and authority to
enter into this Agreement, to pledge the Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement.

                           (ii)  The  execution,  delivery  and  performance  by
Pledgor of this Agreement have been duly and properly authorized.

         4. Affirmative Covenants. Until such time as all of the Indebtedness has been paid in full and the Loan Agreement has been irrevocably terminated, Pledgor shall:

                  (a) Defend the Collateral against the claims and demands of all other parties and keep the Collateral free from all security interests and other encumbrances, except for the security interest granted hereunder to Lender.

                  (b) In the event Pledgor comes into possession of any portion of the Collateral in violation of the terms and provisions of this Agreement, hold the same in trust for Lender and deliver to Lender such Collateral in the form so received no later than one (1) Business Day following Pledgor's receipt thereof.

                  (c) In the event any portion of the Collateral is held by a third party, take all action that Lender may reasonably request so as to maintain the validity, enforceability, perfection and priority of Lender's security interest in the Collateral.

                  (d) Pledgor will promptly deliver or cause to be delivered to Lender all (i) notices and statements relating to the Collateral received by Pledgor and (ii) all notices received by Pledgor relating to the Operating Agreement.

                  (e) Notify Lender promptly of any material adverse event relating to the Collateral or any material adverse change in the value of the Collateral.

                  (f) At the written request of Lender at any time and from time to time, at Pledgor's sole expense, promptly take such action and execute and deliver such financing statements and further instruments and documents as Lender may reasonably request in order to more fully perfect, evidence or effectuate the pledge and assignment hereunder and the security interest granted hereby and to enable Lender to exercise and enforce its rights and remedies hereunder. Pledgor authorizes Lender to file without the signature of Pledgor one or more financing or continuation statements under the Uniform Commercial Code (the "UCC") relating to Pledgor's Collateral, naming Lender as "secured party". In the event Lender files a financing statement without Pledgor's signature, Lender shall promptly deliver copies thereof to Pledgor.

                  (g) Furnish to Lender such other information relating to the Collateral as Lender may from time to time reasonably request.

                  (h) Promptly furnish Lender, all notices delivered by Pledgor to any third party under the terms and provisions of the Operating Agreement.

         5. Negative Covenants. Until such time as the Indebtedness has been paid in full and the Loan Agreement has been irrevocably terminated, Pledgor shall not:

                  (a) Sell, convey, or otherwise dispose of any of the Collateral or any interest therein or incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to the Collateral or the proceeds thereof other than that created hereby.

                  (b) Enter into any amendment of or modification to the Operating Agreement without Lender's prior written consent which consent shall not be unreasonably withheld.

         6. Events of Default.

                  The term "Event of Default" wherever used herein shall mean the occurrence of any one of the following events:

                  (a) An "Event of Default" as such term is defined in the Loan Agreement shall have occurred;

                  (b) Pledgor's shall default in its performance of any of its obligations under any agreement between Pledgor and Lender, including, without limitation, this Agreement;

                  (c) Any representation, warranty, statement or covenant made or furnished to Lender by or on behalf of Pledgor in connection with this Agreement proves to have been false in any material respect when made or furnished or is breached, violated or not complied with;

                  (d) Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of his property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing; or

         7. Remedies.

                  Upon the occurrence of an Event of Default and so long as such Event of Default is continuing Lender may:

                           (i) Demand, collect, receipt for, settle, compromise,
adjust, sue for, foreclose or realize upon the Collateral (or any part thereof), as Lender may determine in its sole discretion;

                           (ii) Require that all distributions and other amounts
payable with respect to the Collateral be delivered to Lender as additional collateral security for the Indebtedness; and

                           (iii) Subject to the  requirements of applicable law,
sell, assign and deliver the whole or, from time to time any part of the Collateral for such price or prices and on such terms as Lender in its sole discretion may determine.

                  Pledgor acknowledges that ten (10) days' prior written notice of the time and place of any sale of any of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to Pledgor within the meaning of the UCC. Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. In addition to the foregoing, Lender shall have all of the rights and remedies of a secured party under applicable law and the UCC.

         8. Proceeds of Collateral Agreement. The proceeds of any disposition under this Agreement of the Collateral pledged to Lender by Pledgor shall be applied as follows:

                  (a) First, to the payment of all costs, expenses and charges of Lender incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the expenses of any sale or any other disposition of any of the Collateral), the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by Lender in connection with the protection, enforcement or exercise of its rights, powers or remedies hereunder, with interest on any such reimbursement at the rate prescribed in the Loan Agreement as the Default Rate for Base Rate Loans from the date of payment;

                  (b) Second, to the payment of the Indebtedness, in whole or in part, in such order as Lender may elect, whether or not such Indebtedness is then due;

                  (c) Third, to such persons, firms corporations or other entities as required by applicable law including, without limitation, Section 9-504(1)(c) of the UCC; and

                  (d) Fourth, to the extent of any surplus to the Pledgor or as a court of competent jurisdiction may direct.

         9. No Waiver. Any and all of Lender's rights with respect to the pledge, assignment and security interest granted hereunder shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgor, (b) the release or substitution of any item of Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Lender in reference to any of the Obligations. Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if Pledgor had expressly agreed thereto in advance. No delay or extension of time by Lender in exercising any power of sale, option or other right or remedy hereunder, and no failure by Lender to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice Lender's right to take any action against Pledgor or to exercise any other power of sale, option or any other right or remedy.

         10. Expenses. The Collateral shall secure, and Pledgor shall be liable for and shall pay to Lender on demand, from time to time, all expenses (including but not limited to, attorneys' fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer and administration of the Collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Lender under this Agreement.

         11. Lender Appointed Attorney-In-Fact and Performance by Lender. Pledgor hereby irrevocably constitutes and appoints Lender as Pledgor's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in Pledgor's name, place and stead, all such acts, things and deeds for and on behalf of and in the name of Pledgor, which Pledgor could or might do or which Lender may deem necessary, desirable or convenient solely to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into Lender's name; provided that such power of attorney may only be exercised by Lender following the occurrence and during the continuance of an Event of Default. Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable. If Pledgor fails to perform any agreement herein contained, Lender may itself perform or cause performance thereof, and any expenses of Lender incurred in connection therewith shall be paid by Pledgor as provided in Section 10 hereof.

         12. Distributions. Unless an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to collect and receive for Pledgor's own use distributions and other amounts paid with respect to the Collateral.

         13. Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

         14. Termination. Upon payment in full of all the Obligations and the irrevocable termination of the Loan Agreement, this Agreement shall terminate and Lender shall execute and deliver to Pledgor all such releases, deeds, assignments and other instruments as may be necessary or proper to re-vest in Pledgor full title to the Collateral, subject to any disposition thereof which may have been made by Lender pursuant hereto.

         15. Miscellaneous.

                  (a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties.

                  (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

                  (c) In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

                  (d) This Agreement shall be binding upon Pledgor and its administrators, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

                  (e) Any notice or request hereunder may be given to Pledgor or to Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by
(a) hand delivery, (b) registered or certified mail, return receipt requested, or (c) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with electronic confirmation of receipt. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier or the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

                  (A)  If to Lender:    Fleet Capital Corporation
                                        200 Glastonbury Boulevard
                                        Glastonbury, Connecticut
                                        Telephone: 860-659-3200
                                        Telecopy:  860-657-7759
                                        Attention: Northeast Loan Administration
                                                   Manager
                       with a copy to:  Hahn & Hessen LLP
                                        350 Fifth Avenue, Suite 3700
                                        New York, New York 10118
                                        Attention: Daniel J. Krauss, Esq.
                                        Telephone: 212-736-1000
                                        Telecopy:  212-594-7167

                  (B)  If to Pledgor:   CFP Holdings, Inc.
                                        117 West Olympia Boulevard
                                        Montebello, California 90640
                                        Attention: Chief Financial Officer
                                        Telephone: (213) 727-0900
                                        Telecopy:  (213) 727-0412

                       with a copy to:  O'Sullivan Graev & Karabell
                                        30 Rockefeller Plaza
                                        New York, New York 10112
                                        Attention: Stewart Kagan, Esq.
                                        Telephone: (212) 408-2400
                                        Telecopier:(212) 408-2420


                  (f) This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

                  (g) PLEDGOR AND LENDER EACH HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE; AND PLEDGOR AND LENDER EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH ACTIONS OR PROCEEDINGS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY TO THE WAIVER OF ITS RIGHT BY TRIAL BY JURY.

                  (h) PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT. ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST LENDER INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE

BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

                  (i) This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same agreement. Any signature delivered by telecopy shall be deemed to be an original signature hereunder.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                            CFP HOLDINGS, INC.

                                            By: ________________________________
                                                Name:
                                                Its:


                                            FLEET CAPITAL CORPORATION

                                            By: ________________________________
                                                Name:
                                                Its:

STATE OF _________________          )
                                    :  ss.:
COUNTY OF ________________          )

         On the _______ day of May, 1999, before me personally came ___________, to me known, who being by me duly sworn, did depose and say that he is the ___________________________ of CFP HOLDINGS, INC., the corporation described in and which executed the above instrument and that he signed his name thereto by like order of the board of directors of said corporation.


                                                 _______________________________
                                                          Notary Public

                                   SCHEDULE A

                            Description of Collateral

         All of Pledgor's now owned and hereafter acquired rights and interests in QFAC, LLC and its successors (the "Company"), including, without limitation, all distributions, interest, dividends, options, warrants, increases, profits and income from the Company.

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

         On the ____ day of June, 1999 before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is the_____________ of FLEET CAPITAL CORPORATION, the corporation described in and which executed the above instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                                 _______________________________
                                                 Notary Public

                                  June __, 1999


QFAC, LLC



         Re: Security Interest in Membership Interests

Gentlemen:

         The undersigned has pledged and granted a security interest (the "Lien") to Fleet Capital Corporation, ("Lender"), in all of its respective right, title and interest in and to the assets described on Schedule A annexed hereto, together with all distributions, interest, dividends, options, warrants, increases, profits and income received therefrom, all substitutions therefor and all proceeds thereof (the "Collateral").

         QFAC, LLC (the "Company") is hereby authorized and directed, upon notice to the Company by Lender, to remit to Lender all distributions under the Operating Agreement dated as of June __, 1999 entered into by Pledgor as sole member of the Company and all other amounts payable from time to time by the Company to the undersigned. Lender is hereby irrevocably authorized and empowered to ask, demand, receive and give acquittance for any and all amounts which may be or become due or payable, or remain unpaid at any time and times to the undersigned by the Company, and to endorse any checks, drafts or other orders for the payment of money payable to the undersigned in payment thereof, and in Lender's discretion to file any claims or take any action or institute any proceeding, either in its own name or in the name of any of the undersigned or otherwise, which Lender may deem necessary or advisable in order to collect all distributions and all other amounts payable from time to time by the Company to the undersigned. The Company is hereby authorized to recognize Lender's claims to rights hereunder without investigating any reason for any action taken by Lender or the application to be made by Lender of any of the amounts to be paid to Lender hereunder and the undersigned releases the Company from all liability in connection therewith. Checks for all or any part of the sums payable under this letter agreement shall be drawn to the sole and exclusive order of Lender.

         The foregoing instructions, being coupled with an interest, shall be irrevocable.


                                            Very truly yours,

                                            CFP HOLDINGS, INC.

                                            By: ________________________________
                                                Name:
                                                Its:


ACCEPTED AND AGREED TO:


QFAC, LCC


By: ________________________

Its: _______________________

                                   SCHEDULE A

                            Description of Collateral

         All of CFP Holdings, Inc.'s now owned and hereafter acquired rights and interests in QFAC, LLC and its successors (the "Company"), including, without limitation, all distributions, interest, dividends, options, warrants, increases, profits and income from the Company.